                                                                 EXHIBIT 10.25

                                                              [EXECUTION COPY]


                        LIMITED WAIVER NO. 1 TO AMENDED
                         AND RESTATED CREDIT AGREEMENT

         THIS LIMITED WAIVER NO. 1, dated as of December 31, 1998 (this "Limited Waiver"), in reference to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 19, 1998 (amending and restating the Credit Agreement dated as April 29, 1997) (as amended through the date hereof, the "Credit Agreement"), among BUDGET GROUP, INC., a Delaware corporation (the "Borrower"), the Lenders (such capitalized term and all other capitalized terms not otherwise defined herein shall have the meanings provided for in Article I below) listed on the signature pages hereto and CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.


                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Agents have heretofore entered into the Credit Agreement;

         WHEREAS, the covenant in Section 8.2.7 of the Credit Agreement prohibits the Borrower and its Subsidiaries from making or committing to make Capital Expenditures in Fiscal Year 1998 (other than Capital Expenditures for the acquisition of Vehicles) that exceed, in the aggregate, $86,000,000;

         WHEREAS, the Borrower desires to have the Required Lenders, subject to the conditions and on the terms set forth below, waive compliance by the Borrower and its Subsidiaries with the covenant contained in Section 8.2.7 of the Credit Agreement to the extent (and solely to the extent) the Capital Expenditures made or committed to be made by the Borrower and its Subsidiaries during Fiscal Year 1998 (other than Capital Expenditures for the acquisition of Vehicles) do not exceed, in the aggregate, $89,500,000;

         NOW, THEREFORE, the parties hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Limited Waiver.


                                   ARTICLE II

                                 LIMITED WAIVER

         SECTION 2.1. Limited Waiver. Subject to the conditions and on the terms set forth herein, and in reliance on the representations and warranties of the Borrower contained herein, the Lenders hereby waive, as of the date hereof, compliance by the Borrower and its Subsidiaries with the covenant contained in Section 8.2.7 of the Credit Agreement to the extent (and solely to the extent) the Capital Expenditures made or committed to be made by the Borrower and its Subsidiaries during Fiscal Year 1998 (other than Capital Expenditures for the acquisition of Vehicles) do not exceed, in the aggregate, $89,500,000.

         SECTION 2.2. Limitation of Waiver. Section 2.1 of this Limited Waiver shall be limited precisely as written and nothing in this Limited Waiver shall be deemed to:

                  (a) constitute a waiver of compliance by the Borrower and its Subsidiaries with respect to any Capital Expenditures made in any Fiscal Year other than the 1998 Fiscal Year or any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein or relating thereto; or

                  (b)      prejudice any right or remedy that the
         Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein or relating thereto.

         Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are in all respects hereby ratified and confirmed.


                                  ARTICLE III

                              CONDITIONS PRECEDENT

         This Limited Waiver shall become effective, as of the date hereof, upon satisfaction of each of the conditions precedent set forth in this Article III.


         SECTION 3.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Limited Waiver, duly executed and delivered on behalf of the Borrower and each of the Required Lenders.

         SECTION 3.2. Execution of Affirmation and Consent. The Administrative Agent shall have received an affirmation and consent in form and substance satisfactory to it, duly executed and delivered by each Guarantor and each other Obligor that has granted a Lien pursuant to any Loan Document.

         SECTION 3.3. Fees and Expenses. The Administrative Agent shall have received all fees and expenses due and payable pursuant to Section 5.4 (to the extent invoiced) and pursuant to the Credit Agreement (including all previously invoiced fees and expenses).


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.1. Representations and Warranties. In order to induce the Required Lenders and the Administrative Agent to enter into this Limited Waiver, the Borrower hereby represents and warrants to each Agent, the Issuer and each Lender, as of the date hereof, as follows:

                  (a)      the representations and warranties set forth in
         Article VII of the Credit Agreement (excluding, however, those contained in Section 7.7 of the Credit Agreement) and in each other Loan Document are, in each case, true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date);

                  (b) except as disclosed by the Borrower to the Agents, the Issuer and the Lenders pursuant to Section 7.7 of the Credit Agreement

                           (i)      no labor controversy, litigation,
                  arbitration or governmental investigation or proceeding is pending or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might materially adversely affect the Borrower's consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Limited Waiver, the Credit Agreement, the Notes or any other Loan Document; and

                           (ii) no development has occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 7.7 of the Credit Agreement which might materially adversely affect the consolidated businesses, operations, assets, revenues, properties or prospects of the Borrower and its Subsidiaries;

                  (c) no Default has occurred and is continuing, and neither the Borrower nor any of its Subsidiaries nor any other Obligor is in material violation of any law or governmental regulation or court order or decree; and

                  (d) this Limited Wavier has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law.

         SECTION 4.2. Full Disclosure. Except as corrected by written information delivered to the Administrative Agent and the Lenders reasonably prior to the date on which this representation is made, all factual information heretofore or contemporaneously furnished by the Borrower in writing to the Administrative Agent, the Issuer or any Lender for purposes of or in connection with this Limited Waiver is true and accurate in every material respect and such information is not incomplete by omitting to state any material fact necessary to make such information not misleading.

         SECTION 4.3. Compliance with Credit Agreement. As of the execution and delivery of this Limited Waiver, each Obligor is in compliance with all the terms and conditions of the Credit Agreement and the other Loan Documents to be observed or performed by it thereunder, and no Default has occurred and is continuing.


                                   ARTICLE V

                                 MISCELLANEOUS

         SECTION 5.1. Full Force and Effect; Limited Waiver. Except as expressly waived hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.

         SECTION 5.2. Loan Document Pursuant to Credit Agreement. This Limited Waiver is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement. Any breach of any representation or warranty or covenant or agreement contained in this Limited Waiver shall be deemed to be an Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 5.3. Headings. The various headings of this Limited Waiver are inserted for convenience only and shall not affect the meaning or interpretation of this Limited Waiver or any provisions hereof.

         SECTION 5.4. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Limited Waiver and the documents contemplated hereby, including the reasonable fees and disbursements of Mayer, Brown & Platt, as counsel for the Administrative Agent.

         SECTION 5.5. Execution in Counterparts. This Limited Waiver may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 5.6. Cross-References. References in this Limited Waiver to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Limited Waiver.

         SECTION 5.7. GOVERNING LAW; Entire Agreement. THIS LIMITED WAIVER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Limited Waiver and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver to be executed by their respective officers or general partners (or their respective officers) thereunto duly authorized as of the day and year first above written.

                                      BUDGET GROUP, INC.


                                      By:  /s/ Stephen G. Worthley
                                         -----------------------------------
                                         Name:  Stephen G. Worthley
                                         Title: Vice President and Treasurer


                                      CREDIT SUISSE FIRST BOSTON, as a Lender,
                                        as the Issuer and the Administrative
                                        Agent


                                      By: /s/ Robert Hetu
                                         -----------------------------------
                                         Name:  Robert Hetu
                                         Title: Vice President


                                      By: /s/ Joel Glodowski
                                         -----------------------------------
                                         Name:  Joel Glodowski
                                         Title: Managing Director

                                      NATIONSBANK, N.A.


                                      By: /s/ Nelson D. Albrecht
                                         -----------------------------------
                                         Name:  Nelson D. Albrecht
                                         Title: Vice President

                                      BANK OF HAWAII


                                      By: /s/ Donna R. Parker
                                         Name:  Donna R. Parker
                                         Title: Vice President


                                      BANK OF MONTREAL


                                      By: /s/ Sheila C. Weimer
                                          Name:  Sheila C. Weimer
                                          Title: Director


                                      THE BANK OF NEW YORK


                                      By: /s/ John-Paul Marotta
                                         Name:  John-Paul Marotta
                                         Title: Vice President


                                      THE BANK OF NOVA SCOTIA


                                      By: /s/ F.C.H. Ashby
                                         Name:  F.C.H. Ashby
                                         Title: Senior Manager Loan Operations


                                      THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        NEW YORK BRANCH


                                      By: /s/ Joseph P. Devoe
                                         Name:  Joseph P. Devoe
                                         Title: Attorney-in-Fact

                                      BANK POLSKA KASA OPIEKI S.A. - PEKAO
                                      S.A GROUP, NEW YORK BRANCH


                                      By: /s/ Harvey Winter
                                         Name:  Harvey Winter
                                         Title: Vice President


                                      BANK UNITED


                                      By:
                                         Name:
                                         Title:


                                      PARIBAS


                                      By: /s/ Nicholas C. Mast
                                         Name:  Nicholas C. Mast
                                         Title: Regional General Manager


                                      By: /s/ Brian F. Hewett
                                         Name:  Brian F. Hewett
                                         Title: Vice President



                                      BANQUE WORMS CAPITAL CORPORATION


                                      By:
                                         Name:
                                         Title:

                                      BHF-BANK AKTIENGESELLSCHAFT


                                      By: /s/
                                         Name:
                                         Title:


                                      By: /s/ Dan Dobrjanskyj
                                         Name:  Dan Dobrjanskyj
                                         Title: Assistant Vice President


                                      CIBC, INC.


                                      By: /s/
                                         Name:
                                         Title:


                                      COMPAGNIE FINANCIERE DE CIC ET DE
                                        L'UNION EUROPEENNE


                                      By: /s/ Martha Skidmore
                                         Name:  Martha Skidmore
                                         Title: Vice President


                                      By: /s/ Albert Calo
                                         Name:  Albert Calo
                                         Title: Vice President

                                      COMMERZBANK AKTIENGESELLSCHAFT,
                                        CHICAGO BRANCH


                                      By: /s/
                                         Name:
                                         Title:


                                      CREDIT AGRICOLE INDOSUEZ


                                      By: /s/ Dennis M. Toolan
                                         Name:  Dennis M. Toolan
                                         Title: Senior Vice President


                                      By: /s/ David Bouhl
                                         Name:  David Bouhl
                                         Title: First Vice President


                                      CREDIT LYONNAIS CHICAGO BRANCH


                                      By: /s/ Lee E. Greve
                                         Name:  Lee E. Greve
                                         Title: First Vice President


                                      DRESDNER BANK AG, NEW YORK AND
                                        GRAND CAYMAN BRANCHES


                                      By: /s/ Ken Hamilton
                                         Name:  Ken Hamilton
                                         Title: Senior Vice President


                                      By: /s/ B. Craig Erickson
                                        Name:  B. Craig Erickson
                                        Title: Vice President

                                      ERSTE BANK DER OESTERREICHISCHEN
                                        SPARKASSEN AG


                                      By: /s/ John Fay
                                         Name:  John Fay
                                         Title: Assistant Vice President


                                      FLEET BANK, N.A.


                                      By:
                                         Name:
                                         Title:


                                      THE FUJI BANK, LIMITED


                                      By: /s/ Peter L. Chinnici
                                         Name:  Peter L. Chinnici
                                         Title: Joint General Manager


                                      GREEN TREE FINANCIAL SERVICING CORP.


                                      By: /s/
                                         Name:
                                         Title:


                                      IMPERIAL BANK


                                      By: /s/ Mark Campbell
                                         Name:  Mark Campbell
                                         Title: Senior Vice President

                                      THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LTD.


                                      By:
                                         Name:
                                         Title:


                                      NATEXIS BANQUE


                                      By: /s/ Pieter J. van Tulder
                                         Name:  Pieter J. van Tulder
                                         Title: Vice President and Manager


                                      PNC BANK, N.A.


                                      By:
                                         Name:
                                         Title:


                                      SOUTHERN PACIFIC BANK


                                      By: /s/
                                         Name:
                                         Title:


                                      THE SUMITOMO BANK, LIMITED, NEW
                                        YORK BRANCH


                                      By: /s/ Suresh S. Tata
                                         Name:  Suresh S. Tata
                                         Title: Senior Vice President

                                      SUNTRUST BANK CENTRAL FLORIDA, N.A.


                                      By: /s/ Frank Coe
                                         Name:  Frank Coe
                                         Title: Vice President


                                      TORONTO DOMINION (TEXAS), INC.


                                      By: /s/ Mark A. Baird
                                         Name:  Mark A. Baird
                                         Title: Vice President


                                      THE TOYO TRUST & BANKING CO., LTD.


                                      By:
                                         Name:
                                         Title:


                                      UNION BANK OF CALIFORNIA, N.A.


                                      By: /s/ Richard P. Degrey
                                         Name:  Richard P. Degrey
                                         Title: Vice President